Evergreen
CONNECTICUT MUNICIPAL BOND FUND
Semiannual Report as of September 30, 2002

table of contents

1	LETTER TO SHAREHOLDERS

4	FUND AT A GLANCE

6	PORTFOLIO MANAGER INTERVIEW

9	FINANCIAL HIGHLIGHTS

13	SCHEDULE OF INVESTMENTS

17	STATEMENT OF ASSETS AND LIABILITIES

18	STATEMENT OF OPERATIONS

19	STATEMENT OF CHANGES IN NET ASSETS

20	NOTES TO FINANCIAL STATEMENTS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

November 2002

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen Connecticut Municipal Bond Fund, which covers the six-month period ended September 30, 2002.

Market analysis

During the past six months, diversification has once again proven to be a successful strategy for individual investors. For those who have invested in the municipal bond market, this strategy has been worthwhile on both an absolute and a relative basis. While many other areas within the financial markets remained in turmoil, municipal bond investors benefited from increasing market prices, falling yields resulting from low inflation, and the Federal Reserve Board’s accommodating monetary policy. While uncertainty related to the strength of the economic recovery has driven the Fed’s policy, weakness in the equity markets and increased geopolitical risks, all have contributed to the strength of fixed income securities.

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

In addition to these favorable tailwinds, several dynamics emerged in recent months that further enhanced performance in the municipal bond market. First, the weak economy resulted in lower tax receipts for states, thereby increasing the need for debt issuance in order to fund many state programs. Second, this increased supply was met by healthy demand for bonds that were suitable for a broad range of investment needs. Third, many investors exiting the equity markets placed their assets in short-term, liquid issues. Finally, as 2002 progressed, the yield curve began to flatten as buyers of longer-term maturities gradually emerged.

LETTER TO SHAREHOLDERS continued

Perhaps the most interesting development was the solid performance of municipal bonds despite the increased supply of issues. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher than normal demand for tax-exempt fixed income securities. Money flowed from equity funds due to the uncertain economy, and as the accounting scandal widened, flows increased further into a wide variety of bond structures.

Looking forward, we believe several of the uncertainties currently affecting securities markets will moderate, although the outlook for inflation remains positive. Concerns about the extent of the economic recovery may linger in coming months, providing further opportunities for investors in the municipal market. As clarity increases on the recovery, however, we expect yields will likely increase, providing an opportunity to add higher-yielding securities to fixed income portfolios. In addition, potential hostilities with Iraq and fears of terrorism may also affect performance, as investors continue to seek the relative stability and return potential of the municipal bond market.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

*	A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

2

LETTER TO SHAREHOLDERS continued

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of September 30, 2002

“Given these expectations, we intend to maintain our focus on the fund’s objectives of maximizing income, yield and price stability, taking advantage of the anticipated heavier supply to structure the fund for the longer term. In the interim, we believe the fund offers shareholders a strong package of investment characteristics.”

PORTFOLIO MANAGEMENT

Diane C. Beaver

PERFORMANCE AND RETURNS(1)

Portfolio Inception Date: 1/31/1981
	Class A	Class B	Class C	Class I
Class Inception Date	12/30/1997	1/9/1998	3/27/2002	11/24/1997

6 month with sales charge	2.57%	2.27%	5.27%	N/A

6 month w/o sales charge	7.67%	7.27%	7.27%	7.80%

Average Annual Returns*

1 year with sales charge	2.58%	1.93%	5.10%	N/A

1 year w/o sales charge	7.74%	6.93%	7.10%	8.00%

5 year	4.38%	4.30%	5.46%	5.67%

10 year	4.40%	4.14%	4.55%	5.18%

Maximum Sales Charge	4.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

30-day SEC yield	3.72%	3.16%	3.16%	4.15%

Taxable Equivalent Yield**	6.06%	5.15%	5.15%	6.76%

6-month income dividends per share	$0.13	$0.11	$0.11	$0.14

*	Adjusted for maximum applicable sales charge, unless noted.
**	Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

CURRENT INVESTMENT STYLE (2)

(1) Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. For Classes A, B and C, prior to their inception, the historical performance shown is based on the performance of Class I and has not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

(2) Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Connecticut Municipal Bond Fund Class A shares, (1) versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The LBMBI is a broad measure of the investment grade, tax-exempt bond market. To be included in this index, bonds must have a minimum credit rating of BBB, and outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990, and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives and certificates of participation are excluded.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 7.67% for the six-month period ended September 30, 2002, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index (LBMBI) returned 8.58%, while the median return of funds in Lipper’s Connecticut municipal debt funds category was 8.01%. Lipper Inc. is an independent monitor of mutual fund performance.

We attribute the fund’s lag in performance to the fund’s shorter duration relative to both its Lipper peer group and the LBMBI. Expressed in years, duration measures the fund’s sensitivity to interest rate changes. A longer duration increases price sensitivity and conversely, a shorter duration enhances price stability. Moreover, while the fund seeks to maximize income, yield and price stability, the LBMBI reflects only total return. Bonds selected for their income orientation have different characteristics than securities chosen for their potential to generate total return. Income-oriented bonds tend to underperform securities with greater total return potential in declining yield environments, such as the one we experienced for most of the last six months. Conversely, when yields rise or hold steady, bonds with a greater income orientation typically produce higher returns than bonds with more total return potential.

PORTFOLIO CHARACTERISTICS

(as of 9/30/2002)

Total Net Assets	$71,509,016

Average Credit Quality*	AA+

Effective Maturity	6.2 years

Average Duration	5.0 years

*	Source: Standard & Poor’s

Why did yields fall during the period?

Yields fell, driving prices higher, on reports of continued sluggish economic growth and negative conditions in the stock market. Investor concerns about volatile stock prices and corporate integrity resulted in substantial cash flows being directed out of equities and into the relative safety and stability of municipal bonds. Demand for quality was high. The tax-exempt sector also benefited from the summer months’ seasonal flows, when principal and interest payments are heaviest. Prices moved higher as investors sought to reinvest those payments.

What factors drove the market for Connecticut municipal bonds?

While limited supply and steady demand supported prices, this created a challenge for investors seeking to put money to work. Most deals were small, which often limits liquidity as well as the position size a portfolio can undertake. Many deals totaled less than $5 million and carried exceptionally low yields. Most new issuance, however, was found in State of Connecticut general obligation bonds. The state issued over $1 billion worth of debt during the period.

PORTFOLIO MANAGER INTERVIEW continued

These bonds continued to be rated Aa2/AA, but were put on a negative watch list by both Moody’s Investor Service and Standard & Poor’s, two premier rating agencies. The state incurred a steep decline in tax revenues, causing an estimated $217 million budget gap in 2002, as well as projected gaps for 2003 and 2004. Connecticut’s recent deficit financing was its first since 1991. On a brighter note, however, the state has demonstrated disciplined fiscal management. Moreover, Connecticut’s highly educated workforce and position of having the highest per capita income level in the nation, indicate that the state’s longer-term prospects should be more stable.

PORTFOLIO CHARACTERISTICS

(as a percentage of 9/30/2002 portfolio assets)

Special Tax	16.5%

General Obligation - State	15.9%

Hospital	14.2%

General Obligation - Local	8.6%

Housing	6.7%

Education	5.6%

Industrial Development Revenue	5.3%

Water & Sewer	4.7%

Airport	3.6%

Other	18.9%

What strategies did you use to manage the fund?

We continued to focus on the fund’s longer-term strategies of maximizing income, yield and price stability. We concentrated the fund’s new investments on high-quality bonds with coupons in the 5% range and maturities of 13 to 15 years. We entered the period with a shorter duration than the fund typically has, which limited price appreciation.

As the economy appeared to be strengthening in the spring of 2002, we anticipated both rising yields and interest rates, which typically accompany growth. As a result, we shortened the fund’s duration to better take advantage of the expected higher rates. Yields and interest rates, however, remained low; furthermore, the fund experienced substantial cash inflows as rates declined. With limited supply in Connecticut — particularly for lower-rated, higher-yielding bonds — there were few bonds that met our credit and value criteria for longer-term investing. As we sought more attractive opportunities, we increased the fund’s cash equivalent holdings. While this position did not experience significant price appreciation, it did provide an attractive level of yield and income to the fund, in our opinion.

PORTFOLIO QUALITY*

(as a percentage of 9/30/2002 portfolio assets)

* Source: Standard & Poor’s

What is your outlook over the next six months?

We believe yields will move within a narrow range, but eventually trend higher. We expect many of the factors that supported prices over the past six months to continue, including anticipation of terrorist activity, international military tensions, uncertainty about the economy and concerns about the stock market. While these factors could keep demand for quality strong and interest rates low, there are several other factors that could potentially put upward pressure on yields. For example, new supply issuance tends to increase at the end of the calendar year. A heavier supply typically means greater competition for investors’ cash. To attract investors — and move inventory to make room for more bonds — dealers often raise yields and lower prices. Furthermore, because yields are low by historical standards, investors may be reluctant to commit cash for significant periods of time, unless yields move higher.

PORTFOLIO MANAGER INTERVIEW continued

Given these expectations, we intend to maintain our focus on the fund’s objectives of maximizing income, yield and price stability, taking advantage of the anticipated heavier supply to structure the fund for the longer term. In the interim, we believe the fund offers shareholders a strong package of investment characteristics. As of September 30, 2002, the 12-month distribution yield on the fund’s Class A shares stood at 4.08%. Based on a 38.6% federal tax rate, the tax-equivalent yield is 6.64%. In our opinion, this level of income, combined with its high degree of quality and liquidity, makes the fund a solid choice for investors seeking tax-advantaged alternatives.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS A	Six Months Ended September 30, 2002 (unaudited)		Year Ended March 31,

			2002	2001	2000	1999	1998(1)

Net asset value, beginning of period	$6.24		$6.31	$6.01	$6.38	$6.38	$6.40

Income from investment operations
Net investment income	0.13		0.27	0.27	0.26	0.26	0.07
Net realized and unrealized gains or losses on securities	0.34		(0.07)	0.30	(0.35)	0.06	(0.02)

Total from investment operations	0.47		0.20	0.57	(0.09)	0.32	0.05

Distributions to shareholders from
Net investment income	(0.13)		(0.27)	(0.27)	(0.26)	(0.26)	(0.07)
Net realized gains	0		0	0	(0.02)	(0.06)	0

Total distributions to shareholders	(0.13)		(0.27)	(0.27)	(0.28)	(0.32)	(0.07)

Net asset value, end of period	$6.58		$6.24	$6.31	$6.01	$6.38	$6.38

Total return(2)	7.67%		3.21%	9.71%	(1.47%)	5.14%	0.77%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,082		$2,907	$3,148	$744	$570	$146
Ratios to average net assets
Expenses(3)	0.90	%(4)	0.87%	0.87%	0.86%	0.84%	0.86	%(4)
Net investment income	4.14	%(4)	4.31%	4.40%	4.25%	4.04%	4.38	%(4)
Portfolio turnover rate	3%		18%	33%	86%	42%	17%

(1)	For the period from December 30, 1997 (commencement of class operations), to March 31, 1998.
(2)	Excluding applicable sales charges.
(3)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
(4)	Annualized.

See Notes to Financial Statements 9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS B	Six Months Ended September 30, 2002 (unaudited)		Year Ended March 31,

			2002	2001	2000	1999	1998(1)

Net asset value, beginning of period	$6.24		$6.31	$6.01	$6.38	$6.38	$6.44

Income from investment operations
Net investment income	0.11		0.22	0.22	0.22	0.21	0.05
Net realized and unrealized gains or losses on securities	0.34		(0.07)	0.30	(0.35)	0.06	(0.06)

Total from investment operations	0.45		0.15	0.52	(0.13)	0.27	(0.01)

Less distributions to shareholders from
Net investment income	(0.11)		(0.22)	(0.22)	(0.22)	(0.21)	(0.05)
Net realized gains	0		0	0	(0.02)	(0.06)	0

Total distributions to shareholders	(0.11)		(0.22)	(0.22)	(0.24)	(0.27)	(0.05)

Net asset value, end of period	$6.58		$6.24	$6.31	$6.01	$6.38	$6.38

Total return(2)	7.27%		2.44%	8.90%	(2.21%)	4.35%	(0.21%)

Ratios and supplemental data
Net assets, end of period (thousands)	$3,699		$2,955	$1,788	$1,375	$1,180	$331
Ratios to average net assets
Expenses(3)	1.64	%(4)	1.61%	1.62%	1.61%	1.58%	1.61	%(4)
Net investment income	3.37	%(4)	3.52%	3.63%	3.45%	3.25%	3.36	%(4)
Portfolio turnover rate	3%		18%	33%	86%	42%	17%

(1)	For the period from January 9, 1998 (commencement of class operations), to March 31, 1998.
(2)	Excluding applicable sales charges.
(3)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
(4)	Annualized.

See Notes to Financial Statements 10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS C	Six Months Ended September 30, 2002 (unaudited)		Year Ended March 31, 2002(1)

Net asset value, beginning of period	$6.24		$6.24

Income from investment operations
Net investment income	0.11		0	(2)
Net realized and unrealized gains or losses on securities	0.34		0

Total from investment operations	0.45		0	(2)

Distributions to shareholders from
Net investment income	(0.11)		0	(2)

Net asset value, end of period	$6.58		$6.24

Total return(3)	7.27%		0.04%

Ratios and supplemental data
Net assets, end of period (thousands)	$757		$1
Ratios to average net assets
Expenses(4)	1.66	%(5)	1.61	%(5)
Net investment income	3.13	%(5)	3.52	%(5)
Portfolio turnover rate	3%		18%

(1)	For the period from March 27, 2002 (commencement of class operations), to March 31, 2002.
(2)	Represents an amount less than $0.005 per share.
(3)	Excluding applicable sales charges.
(4)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
(5)	Annualized.

See Notes to Financial Statements 11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS I(2)	Six Months Ended September 30, 2002 (unaudited)		Year Ended March 31,

			2002	2001	2000	1999	1998(1)

Net asset value, beginning of period	$6.24		$6.31	$6.01	$6.38	$6.37	$6.32

Income from investment operations
Net investment income	0.14		0.29	0.28	0.27	0.28	0.10
Net realized and unrealized gains or losses on securities	0.34		(0.07)	0.30	(0.35)	0.07	0.05

Total from investment operations	0.48		0.22	0.58	(0.08)	0.35	0.15

Distributions to shareholders from
Net investment income	(0.14)		(0.29)	(0.28)	(0.27)	(0.28)	(0.10)
Net realized gains	0		0	0	(0.02)	(0.06)	0

Total distributions to shareholders	(0.14)		(0.29)	(0.28)	(0.29)	(0.34)	(0.10)

Net asset value, end of period	$6.58		$6.24	$6.31	$6.01	$6.38	$6.37

Total return	7.80%		3.47%	9.98%	(1.22%)	5.56%	2.39%

Ratios and supplemental data
Net assets, end of period (thousands)	$62,971		$57,954	$58,938	$70,390	$73,890	$67,675
Ratios to average net assets
Expenses(3)	0.64	%(4)	0.61%	0.62%	0.61%	0.58%	0.61	%(4)
Net investment income	4.39	%(4)	4.54%	4.64%	4.47%	4.33%	4.50	%(4)
Portfolio turnover rate	3%		18%	33%	86%	42%	17%

(1)	For the period from November 24, 1997 (commencement of class operations), to March 31, 1998.
(2)	Effective at the close of business May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
(3)	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
(4)	Annualized.

See Notes to Financial Statements 12

SCHEDULE OF INVESTMENTS

September 30, 2002 (unaudited)

	Credit Rating ^	Principal Amount	Value

MUNICIPAL OBLIGATIONS – 94.8%
AIRPORT – 3.5%
Connecticut Arpt. Auth. RB, 7.65%, 10/01/2012	AAA	$2,250,000	$2,510,556

COMMUNITY DEVELOPMENT DISTRICT – 2.0%
Connecticut Dev. Auth. RB, Mary Wade Home:
Ser. A, 5.60%, 12/01/2007	NR	200,000	219,218
Ser. A, 5.70%, 12/01/2008	NR	100,000	109,556
Ser. A, 6.375%, 12/01/2018	NR	1,000,000	1,096,070

			1,424,844

CONTINUING CARE RETIREMENT COMMUNITY – 0.8%
Connecticut Dev. Mtge. Auth. RRB, Church Homes, Inc. Proj.,
5.80%, 04/01/2021	BBB	640,000	596,275

EDUCATION – 5.5%
Connecticut Hlth. & Edl. Facs. Auth. RB:
Kent Sch. Corp., Ser. B, 5.50%, 07/01/2015	AAA	1,000,000	1,093,390
Univ. of Hartford, Ser. A, 5.00%, 07/01/2013	AA	1,000,000	1,118,660
Westover Sch., 6.00%, 07/01/2017	AA	1,505,000	1,697,730

			3,909,780

GENERAL OBLIGATION – LOCAL - 8.5%
Cheshire, CT GO:
5.375%, 10/15/2013	Aa3	660,000	747,985
5.75%, 08/15/2009	Aa3	275,000	301,628
Hamdem, CT GO, 5.40%, 08/15/2011, (Insd. by MBIA)	AAA	1,275,000	1,443,797
Middletown, CT GO, 6.00%, 04/15/2007	AA	1,000,000	1,156,720
Milford, CT GO, 5.20%, 01/15/2013	AA	500,000	575,700
Montville, CT GO, 5.25%, 12/01/2008	Aa3	300,000	343,032
Waterbury, CT GO:
6.00%, 02/01/2012	AA	645,000	728,895
6.00%, 02/01/2013	AA	680,000	766,401

			6,064,158

GENERAL OBLIGATION - STATE – 15.6%
Cmnwlth. of Puerto Rico GO:
5.50%, 07/01/2008, (Insd. by MBIA)	AAA	205,000	237,220
6.50%, 07/01/2014, (Insd. by MBIA)	AAA	2,000,000	2,569,480
Connecticut GO:
6.00%, 04/15/2013	AA	3,000,000	3,604,830
6.25%, 05/15/2006	AA	3,000,000	3,431,190
Ser. A, 6.00%, 03/01/2006	AA	1,000,000	1,128,260
Ser. C, 5.875%, 08/15/2009	AA	200,000	217,902

			11,188,882

See Notes to Financial Statements 13

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating ^	Principal Amount	Value

HOSPITAL – 14.0%
Connecticut Hlth. & Edl. Facs. Auth. RB:
Eastern CT Hlth. Network, Ser. A, 6.375%, 07/01/2016	AA	$2,000,000	$2,357,820
Greenwich Hosp. Assn., Ser. A, 5.40%, 07/01/2009	AAA	500,000	561,050
New Britain Gen. Hosp.,
Ser. B, 5.875%, 07/01/2008, (Insd. by AMBAC)	AAA	250,000	267,340
Newington Children’s Hosp.:
Ser. B, 5.90%, 07/01/2008, (Insd. by MBIA)	AAA	1,000,000	1,069,780
Ser. B, 6.05%, 07/01/2010, (Insd. by MBIA)	AAA	250,000	271,855
St. Francis Hosp., 5.375%, 07/01/2013	AA	1,000,000	1,140,370
Stamford Hosp., Ser. F, 5.25%, 07/01/2011	AAA	1,000,000	1,081,490
Veterans Mem. Med. Ctr., Ser. A, 5.375%, 07/01/2014	AAA	1,000,000	1,073,360
Yale New Haven Hosp., Ser. H, 5.625%, 07/01/2016	AAA	1,000,000	1,093,850
Med. Univ. SC Hosp. Auth. RB, Ser. A, 6.00%, 08/15/2013	BBB+	1,000,000	1,092,120

			10,009,035

HOUSING – 6.5%
Connecticut HFA RB:
5.50%, 11/15/2015	Baa2	1,000,000	999,930
5.70%, 06/15/2020	AAA	315,000	341,687
5.75%, 11/15/2021	AAA	750,000	795,308
6.00%, 11/15/2027	AAA	425,000	447,155
Mtge. Fin. Program:
Ser. C-1, 5.75%, 05/15/2005	AAA	100,000	106,745
Ser. D-1, 5.75%, 11/15/2017	AAA	550,000	594,594
Ser. E-1, 5.90%, 05/15/2019	AAA	1,300,000	1,400,373

			4,685,792

INDUSTRIAL DEVELOPMENT REVENUE – 3.8%
Farmington, NM PCRB, El Paso Elec. Co. Proj.,
Ser. A, 6.375%, 06/01/2032	BB+	1,000,000	1,014,790
St. Charles Parish, LA PCRB, 7.35%, 11/01/2022	A	1,675,000	1,711,883

			2,726,673

MISCELLANEOUS REVENUE – 3.3%
Naugatuck, CT COP, Incineration Facs. Proj., Ser. A:
5.00%, 06/15/2016	Aaa	1,475,000	1,556,155
5.00%, 06/15/2017	Aaa	755,000	791,036

			2,347,191

PRE-REFUNDED – 3.0%
Connecticut Hlth. & Edl. Facs. Auth. RB:
Choate Rosemary Hall,
Ser. A, 6.50%, 07/01/2009, (Insd. by MBIA)	AAA	225,000	246,409
Westminster Sch., Ser. A, 5.50%, 07/01/2016	AAA	1,500,000	1,638,780
Guam Pwr. Auth. RB, Ser. A, 5.90%, 10/01/2008,
(Insd. by AMBAC)	AAA	250,000	276,627

			2,161,816

RESOURCE RECOVERY – 1.4%
Eastern CT Res. Recovery Auth. RB, Wheelabrator Lisbon Proj.,
Ser. A, 5.50%, 01/01/2014	BBB	1,000,000	1,000,350

See Notes to Financial Statements 14

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating ^	Principal Amount	Value

SPECIAL TAX – 16.2%
Connecticut Spl. Tax Obl. RB, Trans. Infrastructure:
Ser. A, 6.00%, 06/01/2006, (Insd. by FGIC)	AAA	$1,000,000	$1,136,630
Ser. B, 6.50%, 10/01/2010	AA-	3,905,000	4,817,794
Ser. C, 6.00%, 10/01/2008	AAA	3,800,000	4,483,012
Horry Cnty., SC Hospitality Fee RB, 6.00%, 04/01/2013	A2	1,000,000	1,154,240

			11,591,676

STUDENT LOAN – 1.7%
Connecticut Higher Ed. Loan Auth. RB, Family Ed. Loan Program,
Ser. A, 5.375%, 11/15/2008	Aa3	1,105,000	1,196,085

TOBACCO REVENUE – 1.3%
Washington, DC Tobacco Settlement Fin. Corp. RB,
6.25%, 05/15/2024	A	940,000	955,538

TRANSPORTATION – 3.0%
Hartford, CT Parking Sys. RB, 6.40%, 07/01/2020	BBB	2,000,000	2,139,480

WATER & SEWER – 4.7%
Cmnwlth. of Puerto Rico Aqueduct & Swr. Auth. RB,
5.20%, 07/01/2008, (Insd. by MBIA)	AAA	1,000,000	1,141,210
Connecticut Dev. Auth. PCRB, 5.85%, 09/01/2028	BBB	1,000,000	1,054,210
South Central CT Regl. Wtr. Auth. RB, 5.25%, 08/01/2014	AAA	1,000,000	1,135,610

			3,331,030

Total Municipal Obligations			67,839,161

SHORT-TERM MUNICIPAL OBLIGATIONS – 1.4%
INDUSTRIAL DEVELOPMENT REVENUE – 1.4%
Hawaii State Dept. Budget & Fin. Spl. Purpose RB,
Citizens Utilities Proj., 3.75%, 10/01/2002	NR	1,000,000	1,000,000

		Shares

SHORT-TERM INVESTMENTS – 2.2%
MUTUAL FUND SHARES – 2.2%
Evergreen Institutional Municipal Money Market FundØ		1,558,356	1,558,356

Total Investments – (cost $64,378,516) – 98.4%			70,397,517
Other Assets and Liabilities – 1.6%			1,111,499

Net Assets – 100.0%			$71,509,016

Symbol Description
^	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
*	The advisor to the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

See Notes to Financial Statements 15

SCHEDULE OF INVESTMENTS (unaudited) continued

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corporation
COP	Certificates of Participation
FGIC	Federal Guaranty Insurance Company
GO	General Obligation
HFA	Housing Finance Authority
MBIA	Municipal Bond Investors Assurance Corporation
PCRB	Pollution Control Revenue Bond
RB	Revenue Bond
RRB	Refunding Revenue Bond

The following table shows the percent of portfolio assets invested by geographic location as of September 30, 2002:

Connecticut	81.8%
Puerto Rico	5.6%
Non State Specific	3.8%
South Carolina	3.2%
Louisiana	2.4%
District of Columbia	1.4%
New Mexico	1.4%
Guam	0.4%

Total	100.0%

See Notes to Financial Statements 16

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (unaudited)

Assets
Identified cost of securities	$64,378,516
Net unrealized gains on securities	6,019,001

Market value of securities	70,397,517
Receivable for Fund shares sold	108,383
Interest receivable	1,226,250
Prepaid expenses and other assets	39,882

Total assets	71,772,032

Liabilities
Distributions payable	224,221
Payable for Fund shares redeemed	27,382
Advisory fee payable	1,017
Distribution Plan expenses payable	148
Due to other related parties	195
Accrued expenses and other liabilities	10,053

Total liabilities	263,016

Net assets	$71,509,016

Net assets represented by
Paid-in capital	$67,638,183
Overdistributed net investment income	(6,781)
Accumulated net realized losses on securities	(2,141,387)
Net unrealized gains on securities	6,019,001

Total net assets	$71,509,016

Net assets consists of
Class A	$4,081,936
Class B	3,698,989
Class C	756,648
Class I	62,971,443

Total net assets	$71,509,016

Shares outstanding
Class A	620,496
Class B	562,275
Class C	115,020
Class I	9,571,619

Net asset value per share
Class A	$6.58
Class A — Offering price (based on sales charge of 4.75%)	$6.91
Class B	$6.58
Class C	$6.58
Class I	$6.58

See Notes to Financial Statements 17

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (unaudited)

Investment income
Interest	$1,669,892

Expenses
Advisory fee	172,668
Distribution Plan expenses
Class A	4,361
Class B	16,549
Class C	1,108
Administrative services fees	33,205
Transfer agent fee	2,209
Trustees’ fees and expenses	706
Printing and postage expenses	8,943
Custodian fee	7,783
Registration and filing fees	1,987
Professional fees	5,752
Other	512

Total expenses	255,783
Less: Expense reductions	(149)
Fee waivers	(19,604)

Net expenses	236,030

Net investment income	1,433,862

Net realized and unrealized gains on securities
Net realized gains on securities	10,251
Net change in unrealized gains or losses on securities	3,507,249

Net realized and unrealized gains on securities	3,517,500

Net increase in net assets resulting from operations	$4,951,362

See Notes to Financial Statements 18

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2002 (unaudited)		Year Ended March 31, 2002

Operations
Net investment income		$1,433,862		$2,840,600
Net realized gains on securities		10,251		207,492
Net change in unrealized gains or losses
on securities		3,507,249		(924,061)

Net increase in net assets resulting from
operations		4,951,362		2,124,031

Distributions to shareholders from
Net investment income
Class A		(72,929)		(94,275)
Class B		(56,712)		(82,280)
Class C		(3,601)		0
Class I*		(1,315,574)		(2,662,977)

Total distributions to shareholders		(1,448,816)		(2,839,532)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	319,919	2,046,375	104,195	656,738
Class B	153,741	983,601	247,428	1,553,828
Class C	114,660	740,743	160	999
Class I*	1,005,924	6,477,072	1,238,867	7,842,113

		10,247,791		10,053,678

Net asset value of shares issued in
reinvestment of distributions
Class A	4,248	27,192	7,555	47,748
Class B	3,765	24,116	8,852	55,938
Class C	200	1,295	0	0
Class I*	934	5,976	1,760	11,112

		58,579		114,798

Payment for shares redeemed
Class A	(169,438)	(1,081,290)	(144,890)	(913,121)
Class B	(68,698)	(437,415)	(66,218)	(417,471)
Class I*	(719,998)	(4,598,121)	(1,296,231)	(8,180,183)

		(6,116,826)		(9,510,775)

Net increase in net assets resulting from
capital share transactions		4,189,544		657,701

Total increase (decrease) in net assets		7,692,090		(57,800)
Net assets
Beginning of period		63,816,926		63,874,726

End of period		$71,509,016		$63,816,926

Undistributed (overdistributed) net
investment income		$(6,781)		$8,173

*	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

See Notes to Financial Statements 19

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Connecticut Municipal Bond Fund (the “Fund”) is a non-diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains are accrued daily and paid monthly. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 0.52% of the Fund’s average daily net assets.

During the six months ended September 30, 2002, the investment advisor waived its fees in the amount of $19,604, which represents 0.06% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average net assets for Class A shares and 1.00% of the average net assets for Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $5,408,379 and $1,825,000, respectively, for the six months ended September 30, 2002.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $64,378,516. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,019,072 and $71, respectively, with a net unrealized appreciation of $6,019,001.

As of March 31, 2002, the Fund had $2,151,638 in capital loss carryovers for federal income tax purposes with $320,326 expiring in 2008, and $1,831,312 expiring in 2009.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the six months ended September 30, 2002, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $149, which represents 0.00% of its average net assets on annualized basis.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

During the six months ended September 30, 2002, the Fund had no borrowings under this agreement.

10. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

This page left intentionally blank

This page left intentionally blank

This page left intentionally blank

OFFICERS

William M. Ennis†	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.
President
DOB: 6/26/1960
Term of office since: 1999

Carol Kosel††	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce††	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.
Secretary
DOB: 4/20/1960
Term of office since: 2000

Nimish S. Bhatt†††	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.
Vice President and Assistant
Treasurer
DOB: 6/6/1963
Term of office since: 1998

Bryan Haft†††	Team Leader, Fund Administration, BISYS Fund Services.
Vice President
DOB: 1/23/1965
Term of office since: 1998

†	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
††	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.
†††	The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

27

BOARD OF TRUSTEES*

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

28

BOARD OF TRUSTEES* continued

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Richard K. Wagoner, CFA** Trustee DOB: 12/12/1937 Term of office since: 1999	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

*	Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

**	Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

563840 11/2002 Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034